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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                               September 29, 2004


                         ALPHA TECHNOLOGIES GROUP, INC.

               (Exact name of registrant as specified in charter)


           Delaware                      01-14365                 76-0079338
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


          11990 San Vicente Boulevard, Suite 350, Los Angeles, CA 90049
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


         Registrant's telephone number, including area code 310-566-4005
                                                            -------------

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
           STANDARD; TRANSFER OF LISTING


Effective September 29, 2004, listing of the Company's common stock was transferred from the NASDAQ National Market to the NASDAQ Smallcap Market.











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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.



                                Alpha Technologies Group, Inc.
                                ------------------------------------------------
                                (Registrant)





                                By: /s/  James Polakiewicz
Date: October 1, 2004               --------------------------------------------
                                    James J. Polakiewicz,
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)